UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 28, 2008

Citrix Systems, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-27084	75-2275152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices) (Zip Code)

(954) 267-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The following information is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by a specific reference in such filing.

On July 23, 2008, Citrix Systems, Inc. (the “Company”) issued a press release reporting its financial results for the second quarter of 2008 ended June 30, 2008 (the “Press Release”). The Press Release also included the Company’s financial outlook for the third quarter ending September 30, 2008 and the fiscal year ending December 31, 2008. The Press Release was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on July 23, 2008.

Subsequent to the issuance of the Press Release, it was discovered that the expected GAAP diluted earnings per share included in the Press Release did not reflect the effect of the differential between the GAAP and non-GAAP tax rates related to the amortization of intangible assets and stock based compensation expense that had been used by the Company to determine the expected non-GAAP diluted earnings per share for the respective periods. Including these tax effects, the range of expected GAAP diluted earnings per share for the third quarter ending September 30, 2008 should have been $0.18 to $0.23; and the range of expected GAAP diluted earnings per share for the fiscal year ending December 31, 2008 should have been $0.83 to $0.91. The foregoing does not impact the expected non-GAAP earnings per share for the same periods included in the Press Release, nor does it reflect any change in or update to the assumptions used by the Company to determine the non-GAAP expected future earnings per share included in the Press Release, which speaks only as of the date of the Press Release.

The following table shows the expected non-GAAP earnings per share for the third quarter ending September 30, 2008 and fiscal year ending December 31, 2008 included in the Press Release, reconciled to the expected GAAP earnings per share numbers described above.

CITRIX SYSTEMS, INC.

Expected Future Earnings Per Share

	For the Three Months Ending September 30, 2008	For the Twelve Months Ending December 31, 2008
GAAP earnings per share – diluted	$0.18 to $0.23	$0.83 to $0.91
Add: Adjustments to exclude the effects of amortization of intangible assets	0.09	0.34
Add: Adjustments to exclude the effects of expenses related to stock based compensation	0.14 to 0.15	0.62 to 0.63
Less: Differential between the GAAP and non-GAAP tax rates related to above items	(0.10) to (0.03)	(0.27) to (0.26)

Non-GAAP earnings per share – diluted	$0.36 to $0.39	$1.54 to $1.60

The above information is based on the Company’s expectations as of the date of the Press Release, and speaks only as of the date of the Press Release. The Company is not otherwise updating its previous expected future earnings per share statements, nor is it affirming such statements as of the date of this report. These statements are forward-looking, and actual results may differ materially.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance. Investors are cautioned that the statements in this Current Report on Form 8-K that are not strictly historical statements, including, without limitation, statements regarding expected future earnings per share derived in accordance with GAAP and non-GAAP earnings per share, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation: the uncertainty in the IT spending environment and the risk of a downturn in economic conditions generally; the success and growth of the Company’s product lines, including risks associated with successfully introducing new products into the Company’s distribution channels; risks in effectively controlling operating expenses; the Company’s product concentration and its ability to develop and commercialize new products and services; disruptions due to changes in key personnel; the success of investments in its product groups, foreign operations and vertical and geographic markets; the Company’s and Microsoft’s ability to develop and market application delivery and virtualization products; the introduction of new products by competitors or the entry of new competitors into the markets for the Company’s products; failure to further develop and successfully market the technology and products of acquired companies, including the possible failure to achieve or maintain anticipated revenues and profits from acquisitions; failure to execute the Company’s sales and marketing plans; failure to successfully partner with key distributors, resellers, OEM’s and strategic partners; the Company’s ability to maintain and expand its business in small sized and large enterprise accounts; the size, timing and recognition of revenue from significant orders; the effect of new accounting pronouncements on revenue and expense recognition; the Company’s reliance on and the success of the Company’s independent distributors and resellers for the marketing and distribution of the Company’s products and the success of the Company’s marketing and licensing programs; litigation; increased competition; changes in the Company’s pricing policies or those of its competitors; charges in the event of the impairment of assets acquired through business combinations and licenses; impairment of the value of the Company’s investment in auction rate securities; the management of anticipated future growth and the recruitment and retention of qualified employees, including those of acquired companies; competition and other risks associated with the markets for our Web-based access, collaboration and customer assistance services and for the Company’s Web application delivery appliances; risks of political and social turmoil; and other risks detailed in the Company’s filings with the SEC. The Company assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K or with respect to the matters described herein, which Report is current as of the date of issuance only.

Use of Non-GAAP Financial Measures

In this report, the Company uses non-GAAP financial measures. Pursuant to SEC requirements, the Company has provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure in the table above. These measures differ from GAAP in that they exclude amortization primarily related to business combinations and stock-based compensation expenses. The Company’s basis for these adjustments is described below.

Management uses these non-GAAP measures for internal reporting and forecasting purposes, when publicly providing its business outlook, to evaluate the Company’s performance and to evaluate and compensate the Company’s executives. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company’s historical and prospective financial performance. In addition, the Company has historically provided this or similar information and understands that some investors and financial analysts find this information helpful in analyzing the Company’s gross margins, operating expenses and net income and comparing the Company’s financial performance to that of its peer companies and competitors.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of amortization and certain stock-based compensation expenses that are primarily related to business combinations, provide investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

•

Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense and its related tax impact are generally fixed at the time of grant, are then amortized over a period of several years after the grant of the stock-based instrument, and generally cannot be changed or influenced by management after the grant.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (GAAP) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered measures of the company’s liquidity. Furthermore, the Company in the future may exclude amortization and in-process research and development primarily related to new business combinations from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.

Date: August 28, 2008	By:	/s/ David J. Henshall
David J. Henshall
Senior Vice President and Chief Financial Officer